Company information	6 Months Ended
Jun. 30, 2023
Company information
Company information

Note 1.    Company information

1.1	Company information

Inventiva S.A. is a public limited company registered and domiciled in France. Its head office is located at 50 rue de Dijon, 21121 Daix. The consolidated ﬁnancial statements of the company Inventiva include Inventiva S.A. and its subsidiary Inventiva Inc., created in January 2021 (the group is designated as “Inventiva” or the “Company”).

Inventiva’s ordinary shares have been listed on compartment B of Euronext Paris regulated market since February 2017 and Inventiva’s American Depositary Shares (ADSs), each representing one ordinary share, have been listed on the Nasdaq Global Market since July 2020.

Inventiva is a clinical-stage biopharmaceutical company focused on the development of oral small molecule therapies for the treatment of non-alcoholic steatohepatitis, (“NASH”), and other diseases with significant unmet medical need.

Leveraging its expertise and experience in the domain of compounds targeting nuclear receptors, transcription factors and epigenetic modulation, Inventiva is currently advancing lanifibranor in the treatment for NASH, as well as a pipeline of earlier stage programs or oncology discovery.

Lanifibranor, its lead product candidate, is being developed for the treatment of patients with NASH, a chronic and progressive liver disease for which there are currently no approved therapies. In 2020, Inventiva announced positive topline data from its Phase IIb clinical trial evaluating lanifibranor for the treatment of patients with NASH and obtained Breakthrough Therapy and Fast Track designation. The Company initiated the preparations for the pivotal Phase III trial of lanifibranor in NASH (“NATiV3”) in the second half of 2021 and a combination trial with lanifibranor and empagliflozin in patients with NASH and Type 2 Diabetes (“T2D”). In the first half of 2022, the Company faced delays in its NATiV3 trial that were primarily due to a higher than originally projected screen failure rate resulting in slower than anticipated enrollment rate. In addition, the Company experienced slower than predicted site activation, screening and enrollment due to negative impacts from the COVID-19 pandemic mainly during the years 2020 and 2021 and the Company was unable to conduct clinical trial activities at sites originally located in Ukraine due to the war and made the decision to close all sites in Russia. Inventiva has amended the protocol for the NATiV3 trial in part to potentially accelerate enrollment and additional sites have been identified to help compensate for the inability to use sites in Ukraine and Russia. In January 2023, the Company announced additional changes to the design of NATiV3 and the clinical development plan of lanifibranor. The last patient first visit for NATiV3 is targeted by the end of the second half of 2023, subject to the implementation and effect of the protocol amendments and additional measures being reviewed and designed to accelerate the enrollment rate. As of the date of this report, 409 clinical sites are activated. The publication of the topline results of the part 1 of NATiV3 is targeted for the second half of 2025. If the results of the trial confirm sufficient clinical benefit, the Company plans to file an application for accelerated approval in the United States and conditional authorization in the European Union for the marketing of lanifibranor.

On January 4, 2023, the Company announced changes to the clinical development of lanifibranor, including plans for a new Phase III trial in patients with NASH and compensated cirrhosis. The changes are expected to be beneficial to the lanifibranor clinical program by reducing the number of biopsies and the trial duration, eventually offering all patients in the trial access to treatment and potentially expanding the addressable patient population beyond patients with F2 and F3 fibrosis to patients with NASH and compensated cirrhosis.

Additionally, in 2022, the Company entered into a license and collaboration agreement with Chia Tai Tianqing Pharmaceutical Group, Co., LTD (“CTTQ”), a Sino Biopharm group company, to develop and commercialize, subject to regulatory approval, lanifibranor for the treatment of NASH and other metabolic diseases in Greater China. Depending on multiple factors, including Chinese regulatory authorities’ feedback, CTTQ is expected to either join the ongoing NATiV3 Phase III trial of lanifibranor in NASH or run an independent study. CTTQ will bear all costs associated with the trials conducted in Greater China. In May 2023, the Company announced that CTTQ had received the Investigational New Drug (IND) approval from the Chinese National Medicine Products Administration allowing CTTQ to initiate the clinical development of lanifibranor in NASH in mainland China. Sino Biopharm will participate in the ongoing NATiV3 Phase III trial and will conduct a Phase I clinical pharmacology study.

The Company’s pipeline also includes odiparcil for the treatment of patients with mucopolysaccharidosis type VI (“MPS VI”), a group of rare genetic diseases. Based on feedback from the U.S. Food and Drug Administration (“FDA”), Inventiva believes there is potential for an efficient development pathway for odiparcil for the treatment of MPS VI and it continues to review potential options to further develop of odiparcil for the treatment of MPS VI, which may include pursuing or creating a partnership.

On July 27, 2023 the Company announced the improved patient enrollment rate and indicated that recruitment for its pivotal Phase III trial NATiV3 of lanifibranor in non-cirrhotic NASH continues. The previously announced revised study design which limits the duration of the trial to 120 weeks instead of up to 7 years, reduces the number of biopsies from three to two, and includes a 48-week active treatment extension study and has been approved in 16 countries and approximately 70% of activated sites are currently operating under the revised design. The Company also announced that this new design continues to improve the patient enrollment rate which had doubled in sites where the revised design had been in place for more than 3 months. In addition, the screen failure rate has been improving since September 2022.

On September 20, 2023, the Company and Hepalys Pharma, Inc. announced an exclusive licensing agreement to develop and commercialize lanifibranor in Japan and South Korea. Hepalys Pharma, Inc. is a new company created by Catalys Pacific and in which the Company has the option to acquire 30% of the shares of Hepalys Pharma that can be exercised within the 30 days of the effective date of the licensing agreement. Under the exclusive licensing agreement, the Company will receive a $10 million upfront payment, and is eligible to receive up to $ 231 million in clinical, regulatory and commercial milestone payments in addition to tiered royalties from mid double digits to low twenties based on net sales of lanifibranor in Japan and South Korea. Pending regulatory approvals, Hepalys Pharma, Inc. is expected to initiate Phase I PKPD studies in Japanese patients and healthy volunteers and will be responsible for funding all studies of lanifibranor necessary to file for a new drug application in Japan and South Korea. In addition to the 30% of the shares of Hepalys Pharma, Inc., the Company has the option to acquire all outstanding shares of Hepalys Pharma, Inc., at a pre-agreed multiple of post-money valuation. in the event Hepalys receives an offer to sell the license or rights related to lanifibranor, the Company has a right of first refusal. This agreement is detailed in note 6.4 – Events after the reporting date.

1.2	Significant events in the first half of 2023

Business

Changes in the clinical development of lanifibranor

On January 4, 2023, the Company announced changes to the clinical development of lanifibranor, including plans for a new Phase III trial in patients with NASH and compensated cirrhosis. The changes are expected to be beneficial to the lanifibranor clinical program by reducing the number of biopsies and the trial duration, eventually offering all patients in the trial access to treatment and potentially expanding the addressable patient population beyond patients with F2 and F3 fibrosis to patients with NASH and compensated cirrhosis.

Service contract with Avant Santé

On February 21, 2023, the Company entered into a study service agreement with Avant Santé, a contract research organization (“CRO”) based in Mexico, in connection with the NATiV3 clinical trial. Pursuant to the terms of the agreement, the CRO is to randomize 120 patients in 10 clinical sites in Mexico by December 31, 2023. The Company estimates that it will pay Avant Santé a total amount up to €14.7 million over the period from February 22, 2023, the effective date of the contract, until the second half of 2027.

CTTQ

On May 22, 2023, CTTQ received Investigational New Drug (“IND”) approval from the Chinese National Medical Products Administration (“NMPA”) to initiate the clinical development in mainland China of lanifibranor in NASH. Sino Biopharm will participate in the ongoing NATiV3 Phase III trial which, if positive, is expected to support a potential filing of a new drug application in China. In parallel, CTTQ will conduct a Phase I clinical pharmacology study.

The Company invoiced CTTQ for $2.1 million on May 22, 2023 (the total invoice corresponds to the milestone payment of $2 million following the IND approval from the NMPA, and an additional billing of  $0.1 million). On July 19, 2023, the Company received $1.9 million after deducting the withholding tax of  $0.2 million[2].

[2]The Company invoiced €1.9 million on May 22, 2023 (corresponds to the milestone payment of €1.8 million euros, and an additional invoicing of €0.1 million) and received on July 19, 2023, €1.7 million after deduction of withholding tax for €0.2 million. The exchange rate on the invoice date was 1.082 dollar for one euros.

The Company is eligible to receive another short-term potential milestone payment under the license and collaboration agreement with CTTQ for $3 million upon enrolment of the first patient in the registrational study of licensed product for first indication in mainland China.

Results of Phase II clinical trial evaluating lanifibranor in patients with T2D and nonalcoholic fatty liver disease (“NAFLD”)

On June 13, 2023, the Company announced positive topline results from the investigator-initiated Phase II clinical trial evaluating lanifibranor in patients with T2D and NAFLD.

The study achieved the primary efficacy endpoint demonstrating a 44% reduction of hepatic fat measured by proton magnetic resonance spectroscopy (1H-MRS) following 24 weeks of treatment in patients with NAFLD.

The study also demonstrated that a significantly higher proportion of patients achieved a greater than 30% liver triglyceride reduction as well as NAFLD resolution with lanifibranor compared to placebo.

In addition, the study demonstrated a significant effect on a series of secondary endpoints and amelioration of the adipose tissue dysfunction with a robust increase in plasma adiponectin. The treatment with lanifibranor 800mg/once daily for 24 weeks was well tolerated, with no safety concerns reported.

Amendment to the CRO Contract with Pharmaceutical Research Associates B.V.

On June 26, 2023, in connection with the NATiV3 Phase III trial in NASH, the Company entered into a new amendment to the April 2021 agreement with retroactive effect in January 2021 with PRA (see Note 6.1 - Commitments related to operational activities), which amends provisions relating to study information following changes to the trial protocol. The commitment to PRA amounts to €207.0 million, with a bonus or malus capped at €2.4 million, amended from the previous commitment to PRA, which amounted to €223.8 million, with a bonus or malus capped at €3.4 million.

Share-based payments

Granting of new plans

The Board of Directors decided on May 25, 2023 to grant the following shares:

-	10,000 share warrants (“BSA 2023-1”) to David Nikodem, a member of Sapidus Consulting Group LLC, service provider of the Company;
-	300,000 free shares (AGA “Plan 2023-1”) to Pierre Broqua, deputy chief executive officer and director of the Company;
-	300,000 free performance units (2023 long-term incentive plan in performance units or “PAGUP 2023”) to Frédéric Cren, as chief executive officer and chairman of the board of the Company.

The plans are described in note 4.8 – Shareholders’ Equity.